                                                                   EXHIBIT 10.51

                                                                             TCC


                   AMENDMENT TO INVESTOR PURCHASE AGREEMENTS

     THIS AMENDMENT TO INVESTOR PURCHASE AGREEMENTS (the "Amendment") is made as of January __, 1997 by and among Coinmach Laundry Corporation ("CLC"), a Delaware corporation, formerly known as SAS Acquisitions, Inc., Golder, Thoma, Cressey, Rauner Fund IV, L.P. ("GTCR"), Coinmach Corporation ("Coinmach"), a Delaware corporation, formerly known as Solon Automated Services, Inc. and successor by merger with The Coinmach Corporation, Heller Financial, Inc. ("Heller"), Jackson National Life Insurance Company ("JNL"), individually and as successor by merger with Jackson National Life Insurance Company of Michigan, President and Fellows of Harvard College ("Harvard"), James N. Chapman ("Chapman") and Michael E. Marrus ("Marrus").

                                R E C I T A L S

     WHEREAS, CLC, Coinmach, GTCR and each of Heller, JNL (individually and as successor by merger with Jackson National Life Insurance Company of Michigan), Harvard, Chapman and Marrus are parties to Investor Purchase Agreements, each dated as of January 31, 1995, as amended by that certain Omnibus Agreement, dated as of November 30, 1995 (as amended, collectively, the "Investor Purchase Agreements");

     WHEREAS, the parties hereto desire to amend each of the Investor Purchase Agreements on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree as follows:

     1.  Amendment.  Effective as of July 18, 1996 and without further action by
         ---------
the parties hereto, (a) each of the Investor Purchase Agreements is hereby amended by deleting Sections 3B and 3C in their entirety, and (b) each of the Investor Purchase Agreements to which Harvard, Chapman or Marrus is a party is hereby amended by deleting Section 3D in its entirety.

     2.  Counterparts.  This Amendment may be executed in multiple counterparts,
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each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     3.  Successors and Assigns.  This Amendment shall bind each of the parties
         ----------------------
hereto and their respective successors and permitted assigns and inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns.

     4.  Amendment and Waiver. The provisions of this Amendment may be amended
         --------------------
or modified only by written agreement of the parties hereto. No course of dealing between the parties or third party beneficiaries hereof or any delay in exercising any rights hereunder shall operate as a waiver of any rights of any such person.

     5.  Descriptive Headings.  The descriptive headings of this Amendment are
         --------------------
inserted for convenience only and do not constitute a part of this Agreement.
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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.


                                 COINMACH LAUNDRY CORPORATION
                                 (formerly known as SAS Acquisitions, Inc.)


                                 By: /s/ Robert M. Doyle
                                     ------------------------------------
                                     Robert M. Doyle
                                     Senior Vice President



                                 COINMACH CORPORATION
                                 (formerly known as Solon Automated Services,
                                 Inc.)


                                 By: /s/ Robert M. Doyle
                                     ------------------------------------
                                     Robert M. Doyle
                                     Senior Vice President



                                 GOLDER, THOMA, CRESSEY, RAUNER FUND IV, L.P.

                                 By: GTCR, L.P., its General Partner

                                 By: Golder, Thoma, Cressey, Rauner, Inc.,
                                     its General Partner


                                 By: /s/ Bruce V. Rauner
                                     ------------------------------------
                                     Bruce V. Rauner
                                     Principal



                                 HELLER FINANCIAL, INC.



                                 By: /s/ Ellen T. Cook
                                     ------------------------------------
                                     Name:  Ellen T. Cook
                                     Title: Assistant Vice President

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

                                 JACKSON NATIONAL LIFE INSURANCE COMPANY
                                 (individually and as successor by merger to Jackson National Life Insurance Company of Michigan)

                                 By:  PPM America, Inc., its agent


                                 By: /s/ William T. Considine
                                     --------------------------------------
                                     Name:  William T. Considine
                                     Title: Vice President



                                 PRESIDENT AND FELLOWS OF HARVARD COLLEGE

                                 By: Harvard Management Company, Inc.


                                 By:  Timothy Peterson
                                     --------------------------------------
                                     Name:  Timothy Peterson
                                     Authorized Signatory


                                 By: /s/ Jack R. Meyer
                                     --------------------------------------
                                     Name:  Jack R. Meyer
                                     Authorized Signatory



                                 /s/ James N. Chapman
                                 __________________________________________
                                 James N. Chapman



                                 /s/ Michael E. Marrus
                                 __________________________________________
                                 Michael E. Marrus

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